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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY

                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                             SECTION 305(b)(2) |__|

                                  ------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                             13-5160382
(State of incorporation                                        (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                                           10286
(Address of principal executive offices)                              (Zip code)

                                  ------------

                             FRUIT OF THE LOOM, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    36-3361804
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                  ------------

                             FRUIT OF THE LOOM, LTD.
               (Exact name of obligor as specified in its charter)

Cayman Islands                                               None
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         Table of Additional Registrants
                         -------------------------------

Aliceville Cotton Mill, Inc.                      Alabama        63-0398991
The B.V.D. Licensing Corporation                  Delaware       13-2873530
Dekalb Knitting Corporation, Inc.                 Alabama        61-1218696
Fayette Cotton Mill, Inc.                         Alabama        63-0400244
FOL Caribbean Corporation                         Delaware       61-1296288
Fruit of the Loom Arkansas, Inc.                  Arkansas       61-1167075
Fruit of the Loom Caribbean, Inc.                 Delaware       61-1153959
Fruit of the Loom, Inc.                           New York       05-0144075
Fruit of the Loom Trading Company                 Delaware       61-1207878
FTL Regional Sales Company, Inc.                  Delaware       61-1278881
FTL Sales Company, Inc. f/k/a

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Fruit of the Loom Sales Co., Inc.                 New York       13-5591934
Fruit of the Loom, Texas, Inc.                    Texas          61-1152526
Gitano Fashions Limited                           Delaware       36-3940847
Greenville Manufacturing, Inc.                    Mississippi    61-1221118
Jet Sew Technologies, Inc.                        New York       16-1442737
Leesburg Yarn Mills, Inc.                         Alabama        31-1298216
Martin Mills, Inc.                                Louisiana      72-0688301
Pro-Player, Inc.                                  New York       13-3122774
Rabun Apparel, Inc.                               Georgia        58-2012332
Russell Hosiery Mills, Inc.                       North Carolina 56-0503626
Salem Sportswear Corporation                      Delaware       04-3119649
Salem Sportswear, Inc.                            New Hampshire  02-0359850
Sherman Warehouse Corporation                     Mississippi    64-0439662
Union Sales, Inc.                                 Delaware       61-0909765
Union Underwear Company, Inc.                     New York       61-0505082
Union Yarn Mills, Inc.                            Alabama        63-0360168
Whitmire Manufacturing, Inc.                      South Carolina 61-1233121
Winfield Cotton Mill, Inc.                        Alabama        63-0400565

5000 Sears Tower
233 South Wacker Drive
Chicago, Illinois                                                        60606
(Address of principal executive offices)                             (Zip code)

                                 ---------------

                     8-7/8% Senior Notes due April 15, 2006

                       (Title of the indenture securities)

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1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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           Name                               Address
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   Superintendent of Banks of the       2 Rector Street, New York,
   State of New York                    N.Y.  10006, and Albany, N.Y. 12203

   Federal Reserve Bank of New York     33 Liberty Plaza, New York, N.Y.  10045

   Federal Deposit Insurance            Washington, D.C.  20429
   Corporation

   New York Clearing House Association  New York, New York   10005

   (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

   Yes.

2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
AFFILIATION.

   None.

16.LIST OF EXHIBITS.

   EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

   1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

   4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

   6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

   7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 19th day of May, 1999.

                                     THE BANK OF NEW YORK

                                     By:    /s/ MICHELE L. RUSSO
                                         -----------------------------
                                         Name:  MICHELE L. RUSSO
                                         Title:    ASSISTANT TREASURER

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